EXHIBIT 32.2

CERTIFICATION PURSUANT TO RULE 13a-14(b) AND 18 U.S.C. SECTION 1350
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In  connection  with  the  Quarterly  Report  of Mesa  Laboratories,  Inc.  (the
"Company") on Form 10-QSB for the fiscal  quarter  ended  September 30, 2004, as filed with the  Securities  and  Exchange  Commission  on the date  hereof  (the
"Report"),  I,  Steven W.  Peterson,  Chief  Financial  Officer of the  Company,
certify, pursuant to Rule 13a-14(b) and 18 U.S.C.ss.1350, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The  information  contained in the Report fairly  presents,  in all material respects, the financial condition and results of operations of the Company.

Date: November 9, 2004              By: /s/  Steven W. Peterson
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                                  Name:  Steven W. Peterson
                                  Title: Chief Financial Officer